UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 24, 2021
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

50 South 16th Street, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01          Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On June 24, 2021, Republic First Bancorp, Inc. (the "Company"), after review and recommendation of the Company's Audit Committee, dismissed BDO USA, LLP ("BDO") as the Company’s independent registered public accounting firm, effective immediately.

The reports of BDO on the Company's financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period preceding BDO's dismissal, there were: (i) no disagreements with BDO on any manner of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BDO with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and requested BDO to furnish to the Company a letter addressed to the SEC stating whether or not it agrees with the statements made in this Item 4.01(a). A copy of BDO's letter dated June 30, 2021 is attached as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On June 24, 2021, the Company, after review and recommendation of the Company's Audit Committee, selected Crowe LLP ("Crowe") as the Company's new independent registered public accounting firm pending execution of an engagement letter for and with respect to the year ending December 31, 2021, effective upon the dismissal of BDO. During the Company’s two most recently completed fiscal years ended December 31, 2020 and 2019 and through the date of the Company's appointment of Crowe, the Company did not consult with Crowe regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written or oral advice was provided by Crowe that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement or was a reportable event, as those terms are described or defined in Items 304(a)(1)(iv) or 304(a)(1)(v) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits:

16.1	BDO USA, LLP letter, dated June 30, 2021, to SEC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: June 30, 2021

	By:	/s/ Frank A. Cavallaro
	Name:	Frank A. Cavallaro
	Title:	Executive Vice President and Chief Financial Officer